Exhibit 99.2

Third Quarter 2008 Financial Review and Analysis (Unaudited) October 21, 2008

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to risks and uncertainties relating to investment in development activities and new production facilities; fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; ability of the Company to generate sustained productivity improvement; successful integration of acquisitions; successful implementation of new manufacturing technologies and installation of manufacturing equipment; the financial condition and inventory strategies of customers; customer and supplier concentrations; changes in customer order patterns; loss of significant contract(s) or customer(s); timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; impact of competitive products and pricing; selling prices; business mix shift; volatility of capital and credit markets; credit risks; ability of the Company to obtain adequate financing arrangements and to maintain access to capital; fluctuations in interest rates; fluctuations in pension, insurance and employee benefit costs; impact of legal proceedings, including previous government investigations into industry competitive practices, and any related proceedings or lawsuits pertaining thereto or to the subject matter thereof related to the concluded investigations by the U.S. Department of Justice ("DOJ"), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act; changes in governmental regulations; changes in political conditions; fluctuations in foreign currency exchange rates and other risks associated with foreign operations; worldwide and local economic conditions; impact of epidemiological events on the economy and the Company's customers and suppliers; acts of war, terrorism, natural disasters; and other factors. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases, without a significant loss of volume; (3) the impact of competitors' actions, including pricing, expansion in key markets, and product offerings; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar acquisition. The financial information presented in this document represents preliminary, unaudited financial results. Slide 3

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial statements accompanying the earnings news release for the quarter, along with certain supplemental analysis provided in this document. (See Attachments A-2 through A-6 to Exhibit 99.1, news release dated October 21, 2008.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, effects of acquisitions and related costs, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. The Company applies the anticipated full-year GAAP tax rate to the non-GAAP adjustments to determine adjusted non-GAAP net income. (See Attachment A-2 to Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 5

Actions underway to address challenging near-term business conditions Sales trend weakened, impacted by economic slowdown Consolidated organic revenue declined 2% PSM organic revenue grew slightly driven by emerging markets. Growth slowed sequentially, reflecting weakening trends in North America and Europe, and a slower rate of growth in emerging markets Weak NA retail environment continued to impact RIS and Office Products; European end market weakened sequentially for RIS Operating margin decreased due to raw material inflation and reduced fixed cost leverage Actions underway to weather the storm and position Company for economic rebound: Implementing additional price increases in Roll Materials, Office Products, and RIS Executing Paxar integration Driving increased productivity across organization Protecting investment in key growth programs (RFID, emerging markets, RIS, other) Delivering significant increase in free cash flow

Third Quarter Overview Net sales increased 2.6% over prior year; 2.4% decline in sales on an organic basis Net effect of DM Label acquisition was 0.6% Currency added 4.5% ($0.03 benefit to earnings per share) Operating margin before restructuring and asset impairment charges and transition costs associated with acquisition integrations declined by 240 basis points vs. prior year Decline reflects raw material inflation and reduced fixed cost leverage, partially offset by productivity improvement and pricing actions Margin decline expected to continue into Q4, as benefits from pricing and productivity actions are offset by increased inflation and weakening external environment

Third Quarter Overview (continued) Effective tax rate for the quarter was 6.8%, reflecting geographic income mix and other factors Annual effective tax rate for 2008 expected to be in the range of 8% to 10%, subject to changes in geographic income mix Ongoing annual tax rate expected to be in the 17%-19% range for the foreseeable future Reported E.P.S. of $0.63 includes $0.18 of restructuring charges, asset impairment, and transition costs for acquisition integrations $0.05 of transition costs associated with integrations $0.13 of restructuring and asset impairment charges Adjusted E.P.S. of $0.81

Reported Sales Growth 18.5% 21.4% 18.4% 20.0% 2.6% Underlying Sales Trends (1) Reported Sales Growth less the impacts of foreign currency translation and acquisitions, net of divestitures (calculation may not tie due to rounding). Q3-07 Q4-07 Q1-08 Organic Sales Growth(1) (0.1)% (0.6)% (1.9)% (0.6)% (2.4)% Acquisitions, Net of Divestitures 14.5% 15.1% 14.1% 13.5% 0.6% Currency 4.1% 7.0% 6.1% 7.1% 4.5% Q2-08 Q3-08

Gross Profit Margin (total Company) 25.2% 27.7% 26.8% Operating Margin (non-GAAP(1)): Pressure-sensitive Materials 6.9% 9.5% 8.2% Retail Information Services 1.6% 3.3% 7.0% Office and Consumer Products 17.0% 18.5% 17.3% Other Specialty Converting 1.4% 6.0% 3.5% Total Company 6.6% 9.0% 8.5% (1) Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3 and A-4 of Exhibit 99.1. Q3-08 Q3-07 Q2-08 Margin Analysis (Q3-07 restated for P/Y change in LIFO accounting)

Key Factors Impacting Margin(1) Gross profit margin declined by 270 basis points compared to prior year Decline reflects raw material inflation and reduced fixed cost leverage, partially offset by benefits from productivity and pricing actions Marketing, general and administrative (MG&A) expense ratio improved by 20 basis points compared to the prior year Absolute MG&A spending (before integration costs) increased by approximately $4 mil. compared to the prior year, as cost reductions were more than offset by currency translation (approx. $12 mil.), MG&A related to DM Label acquisition (approx. $3 mil.), and incremental amortization of intangibles (approx. $2 mil.) (1) Comparisons to prior year exclude acquisition integration costs incurred in both years; see Slide 16 for reconciliation

PRESSURE-SENSITIVE MATERIALS Reported sales of $936 mil., up 8% compared with prior year Organic sales growth of approx. 1% Change in sales for roll materials business by region, adjusted for the effect of currency and intercompany sales: Europe approximately flat with prior year North America declined at low single digit rate Asia growth just above 10% South America up high single digit rate Graphics & Reflective business down mid single digit rate before currency Excluding restructuring charges and other items, operating margin declined 260 basis points vs. prior year to 6.9%, as the effects of raw material inflation and negative product mix more than offset the benefit of price increases, restructuring and other productivity initiatives Additional pricing actions underway Q3-2008 Segment Overview

Q3-2008 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $379 mil., down 2% compared with prior year Organic sales decline of approx. 7% Continued weakness of domestic retail apparel market and further weakening in Europe Operating margin before transition costs, restructuring, and other items declined 170 basis points to 1.6%, as incremental integration savings (approx. $13 mil.) and other productivity actions were more than offset by the effects of: Lower volume (reduced fixed cost leverage) Employee-related, raw material and other cost inflation Incremental intangible amortization (approx. $2 mil.)

Q3-2008 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $260 mil., down 2% compared with prior year Organic sales decline of approx. 4%; benefit of delay in orders related to back- to-school season (from Q2 to Q3) was more than offset by weak end market demand Excluding restructuring charges and other items, operating margin declined by 150 basis points to 17.0%, reflecting raw material inflation and reduced fixed cost leverage, partially offset by restructuring and other productivity initiatives Additional price increases to take effect January 1 OTHER SPECIALTY CONVERTING Reported sales of $149 mil., down 5% compared with prior year Organic sales decline of approx. 8%, or approx. 7% when adjusted for exit of low margin distribution business Excluding restructuring charges and other items, operating margin declined by 460 basis points to 1.4%, as the benefit of productivity initiatives, as well as a reduction in the loss from RFID, was more than offset by reduced fixed cost leverage and cost inflation

Third Quarter YTD Cash Flow and Debt-To-Total Capital (Millions, except as noted) 2008 2007 Net cash provided by operating activities $ 382.3 $ 305.6 Purchase of property, plant and equipment $ (97.8) $(136.3) Purchase of software and other deferred charges $ (49.2) $ (39.9) Proceeds from sale of investments, net $ 16.2 $ 0.0 Free Cash Flow(1) $ 251.5 $ 129.4 Dividends paid $(131.4) $(128.0) Purchase of treasury stock $ (9.8) $ (63.2) Total debt to total capital 51.9% 54.9% (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other d eferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net. (1) Net cash provided by operating activities (as reported), less purchase of property, plant, equipment, software, and other deferred charges, plus proceeds from sale of investments, net.

2008 Earnings Guidance (revised): Key Assumptions Reported revenue up nearly 12% Sales flat to down slightly on organic basis Current Assumptions Previous Assumptions Reported revenue up 8% - 9% Sales down ~ 2% on organic basis ~ 4% from currency ~ 6.5% from acquisitions Raw material cost inflation of approximately 4% (~ $125 mil.), partially offset with benefit from global sourcing strategies, material cost- outs, and price increases Operating margin ~ 7% Unchanged Effective tax rate of 8% to 10% Unchanged Raw material cost inflation of approximately 3.5% (~ $110 mil.) Operating margin ~ 8% Interest expense of $115 to $120 mil. Effective tax rate of 14% to 16% Negligible change in shares outstanding

2008 Earnings and Free Cash Flow Guidance 2008 Guidance Reported (GAAP) Earnings Per Share $2.65 - $2.85 Add Back: Estimated Integration Transition Costs, Restructuring and Asset Impairment Charges ~ $0.50 Adjusted (non-GAAP) Earnings Per Share $3.15 to $3.35 Capital Expenditures & Investments in Software (ex-integration) ~ $155 mil. Free Cash Flow (before dividends) ~ $375 mil. Cash Costs of Paxar Integration (before tax) ~ $ 65 mil. (revised)

Backup: Third Quarter Margin Comparison Reconciliation for Effects of Acquisition Integration Costs Reconciliation for Effects of Acquisition Integration Costs Reconciliation for Effects of Acquisition Integration Costs